UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2022

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Best Buy Co., Inc. (the “registrant”) held its Regular Meeting of Shareholders (the “Meeting”). At the close of business on April 11, 2022, the record date for the determination of shareholders to vote at the Meeting, there were 224,967,724 shares of common stock of the registrant issued and outstanding. The holders of 199,241,014 shares of common stock were represented either in person or by proxy at the Meeting, which constituted a quorum.

The final results of the votes of the shareholders of the registrant are set forth below:

1.Election of Directors. The following individuals were elected as directors for a term of one year, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Corie S. Barry	182,819,893	393,338	177,008	15,850,775
Lisa M. Caputo	178,914,434	4,252,848	222,957	15,850,775
J. Patrick Doyle	182,517,269	553,445	319,525	15,850,775
David W. Kenny	180,843,860	2,327,928	218,451	15,850,775
Mario J. Marte	182,391,270	776,071	222,898	15,850,775
Karen A. McLoughlin	182,844,154	338,295	207,790	15,850,775
Thomas L. Millner	182,361,263	810,124	218,852	15,850,775
Claudia F. Munce	182,888,204	301,650	200,385	15,580,775
Richelle P. Parham	177,652,863	5,519,946	217,430	15,580,775
Steven E. Rendle	182,819,684	341,562	228,993	15,580,775
Eugene A. Woods	182,563,171	598,490	228,578	15,580,775

2.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending January 28, 2023, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
196,047,033	3,046,865	147,116	—

3.Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
171,648,247	11,456,831	285,161	15,850,775

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended January 29, 2022, and Proxy Statement dated April 27, 2022. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 13, 2022	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk Officer and Secretary

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